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                                                                Exhibit 10.106.1


                                                             (OH/New Towne Mall)

           MODIFICATION OF INDEBTEDNESS SECURED BY OPEN-END MORTGAGE,
           ----------------------------------------------------------
                   ASSIGNMENT OF RENTS AND SECURITY AGREEMENT
                   ------------------------------------------

         WHEREAS, under date of May 15, 1997, Glimcher Properties Limited Partnership (the "Borrower") executed and delivered its certain Open-End Mortgage, Assignment of Rents and Security Agreement (the "Mortgage") to The Huntington National Bank, whose current mailing address is 41 South High Street, Columbus, Ohio 43215, as administrative agent for Key Bank National Association, The Huntington National Bank and certain other banks who are or may become signatories to a certain Second Amended and Restated Loan Agreement dated May 15, 1997 (the "Mortgagee"), and,

         WHEREAS, the Mortgage was filed for record with the Tuscarawas County Recorder on May 23, 1997, at 9:05 a.m., and thereafter recorded in Mortgage Record 793, page 341, and,

         WHEREAS, the premises encumbered by the Mortgage are more fully described in "Exhibit A" attached hereto and made a part hereof by this reference, and,

         WHEREAS, Ohio Revised Code ss. 5301.231 provides, inter alia, that all amendments of the debt secured by a mortgage shall be recorded in the office of the county recorder in which the mortgaged premises are situated, and,

         WHEREAS, Borrower and related entities have entered into a First Amendment to Second Amended and Restated Loan Agreement dated __________, 1999, which, among other things, amends or modifies the indebtedness secured by the Mortgage, and,

         WHEREAS, the parties, in order to comply with Ohio Revised Code ss. 5301.231 and to give constructive notice of the amendments to the indebtedness secured by the Mortgage do hereby certify that the indebtedness secured by the Mortgage has been modified or amended in the following respects:

         1. The indebtedness shall be payable not later than January 31, 2001, instead of July 31, 1998, as set forth in the Mortgage.

         2. The interest payable on the principal indebtedness secured by the Mortgage shall be calculated in accordance with Section 2.2 of the First Amendment to Second Amended and Restated Loan Agreement, rather than as provided in that section of the Second Amended and Restated Loan Agreement.

         Borrower and Mortgagee agree that the Mortgage shall remain a first lien on the mortgaged premises in full force and effect in all respects as if the unpaid balance of the principal, with the interest accrued thereon, had originally been payable as provided for herein. Nothing herein shall affect or impair any rights and powers which Mortgagee may have



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thereunder. Borrower covenants that it will pay the principal balance of the indebtedness together with interest, as specified above, and that it will perform and observe all other covenants, agreements, stipulations and conditions on its part to be performed under the Mortgage.

         IN WITNESS WHEREOF, Lender, by its duly authorized officer, and Borrower, by its duly authorized general partner, have caused this Agreement to be executed this ____ day of _________________, 1999.

                                          LENDER:

Signed and acknowledged                   THE HUNTINGTON NATIONAL BANK,
    in the presence of:                     a national banking association, as
                                            administrative agent


                                          By David DeVictor
-------------------------------          --------------------------------
Signature
                                         Its: Vice President
-------------------------------               ---------------------------
             Printed Name
-------------------------------
             Signature
-------------------------------
             Printed Name             BORROWER:

                                      GLIMCHER PROPERTIES LIMITED
                                        PARTNERSHIP, a Delaware limited
                                        partnership

                                      By:  Glimcher Properties Corporation, a
                                           Delaware corporation, its Sole
                                           General Partner

                                      By William G. Cornely
-------------------------------
             Signature
                                      Its: Executive Vice President, Chief
-------------------------------            -------------------------------------
                                           Operating Officer and Chief Financial
                                           -------------------------------------
                                           Officer
                                           -------------------------------------
-------------------------------
             Signature
-------------------------------
             Printed Name

STATE OF OHIO,
COUNTY OF FRANKLIN, SS:


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         On this ___ day of ______, 1999, before me, a Notary Public in and for said County and State, personally appeared __________________________, who acknowledged ____________to be the ____________________________ of The
Huntington National Bank, a national banking association, administrative agent for KeyBank National Association, The Huntington National Bank and certain other banks who are or may become signatories to a certain Second Amended and Restated Loan Agreement dated May 15, 1997, and who acknowledged to me that _____, as such _______________________ of said association in its capacity as said administrative agent, being duly authorized by the association, did execute the foregoing instrument for and on behalf of said association as administrative agent and that such signing is the free act and deed of the association as such administrative agent for the uses and purposes therein mentioned.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                          -------------------------------
                                          Notary Public
                                          My Commission Expires:
                                                                ----------------

STATE OF OHIO,
COUNTY OF FRANKLIN, SS:

         On this ____ day of _______, 1999, before me, a Notary Public in and for said County and State, personally appeared ______________________________, who acknowledged to be the ___________________________________ of Glimcher
Properties Corporation, a Delaware corporation, the corporation named in the foregoing instrument as the sole General Partner of GLIMCHER PROPERTIES LIMITED PARTNERSHIP, the limited partnership which executed the foregoing instrument, and who acknowledged to me that ___, as such _______________________ of said corporation, being duly authorized by the Board of Directors of said corporation, did execute the foregoing instrument for and on behalf of said limited partnership and that such signing is the free act and deed of said limited partnership for the uses and purposes therein mentioned.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                         Carolee Oertel
                                         ---------------------------------------
                                         Notary Public
                                         My Commission Expires: January 30, 2000
                                                                ----------------

THIS INSTRUMENT PREPARED BY:
Robert C. Kiger, Attorney
PORTER, WRIGHT, MORRIS & ARTHUR
41 South High Street
Columbus, Ohio  43215